                                                                   EXHIBIT 10.35

                                                                  EXECUTION COPY

                      FOURTH AMENDMENT TO CREDIT AGREEMENT

         THIS FOURTH AMENDMENT TO CREDIT AGREEMENT (this "Amendment"), dated as of January 29, 1996, is entered into by and among:

                  (1)      QUANTUM CORPORATION, a Delaware corporation
         ("Borrower");

                  (2) Each of the financial institutions listed in Schedule I to the Credit Agreement referred to in Recital A below, (such financial institutions to be referred to herein collectively as the "Banks");

                  (3) ABN AMRO BANK N.V., San Francisco International Branch ("ABN"), BARCLAYS BANK PLC ("Barclays") and CIBC INC. ("CIBC"), as managing agents for the Banks (collectively in such capacity, the "Managing Agents");

                  (4) BANK OF AMERICA NATIONAL TRUST AND SAVINGS ASSOCIATION, THE FIRST NATIONAL BANK OF BOSTON, CHEMICAL BANK and THE INDUSTRIAL BANK OF JAPAN, LIMITED, as co-agents for the Banks; and

                  (5) CANADIAN IMPERIAL BANK OF COMMERCE, as administrative and collateral agent for the Banks (in such capacities, the "Administrative Agent"); ABN, as syndication agent for the Banks; and Barclays, as documentation agent for the Banks.

                                    RECITALS

         A. Borrower, the Banks, Managing Agents and Administrative Agent are parties to a Credit Agreement dated as of October 3, 1994, as amended by a First Amendment to Credit Agreement dated as of February 15, 1995, a Second Amendment to Credit Agreement dated as of June 26, 1995 and a Third Amendment to Credit Agreement dated as of September 29, 1995 (as so amended, the "Credit Agreement"), pursuant to which the Banks have provided certain credit facilities to Borrower.

         B. Borrower has requested the Banks, Managing Agents and Administrative Agent to amend the Credit Agreement in certain respects and to waive an Event of Default which has occurred under the Credit Agreement.

         C. The Banks, Managing Agents and Administrative Agent are willing so to amend the Credit Agreement and to provide such waiver upon the terms and subject to the conditions set forth below.

                                    AGREEMENT

         NOW, THEREFORE, in consideration of the above recitals and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, Borrower, the Banks, Managing Agents and Administrative Agent hereby agree as follows:

         1. DEFINITIONS, INTERPRETATION. All capitalized terms defined above and elsewhere in this Amendment shall be used herein as so defined. Unless otherwise defined herein, all other capitalized terms used herein shall have the respective meanings given to those terms in the Credit Agreement, as amended by this Amendment. The rules of construction set forth in Section I of the Credit Agreement shall, to the extent not inconsistent with the terms of this Amendment, apply to this Amendment and are hereby incorporated by reference.

         2. AMENDMENTS TO CREDIT AGREEMENT. Subject to the satisfaction of the conditions set forth in paragraph 6 below, the Credit Agreement is hereby amended as follows:

                  (a) Paragraph 1.01 is amended by changing the definitions of the following terms set forth therein to read in their entirety as follows:

                           "Debt Service Coverage Ratio" shall mean, with
                  respect to any Person for any period, the ratio, determined on a consolidated basis in accordance with GAAP where applicable, of;

                                    (a)      The Adjusted Net Income of such
                           Person and its Subsidiaries for such period;

                                       to

                                    (b)      The sum of (i) all principal
                           payments on Indebtedness for borrowed money of such Person and its Subsidiaries scheduled for payment during the period of comparable length immediately succeeding such period, (ii) fifty percent (50%) of all Capital Expenditures of such Person and its Subsidiaries for such period, and (iii) all dividends paid by such Person and its Subsidiaries during such period (excluding any dividends paid to such Person);

                  Provided, however, that:

                                    (A)      In calculating the Debt Service
                           Coverage Ratio of Borrower for the period January 1, 1995 through December 31, 1995, (1) the amount utilized in clause (b)(i) above shall be the principal payments on Indebtedness for borrowed money of Borrower and its Subsidiaries scheduled for payment during 1995, rather than 1996, and (2) the principal payments on the Term Loans scheduled for payment during 1995 shall be deemed to be the principal payment due on the Term Loans on September 30, 1995 and one-half of the principal payment due on the Term Loans on March 31, 1996; and

                                    (B)      In calculating the Debt Service
                           Coverage Ratio of Borrower for the consecutive four-quarter periods ending on March 31, 1996, June 30, 1996 and September 29, 1996 for purposes of clause (ii) of Subparagraph 5.02(m), the amount calculated under clause (a) above for each such period shall be increased by an amount equal to the lesser of (1) the MKE Restructuring Charges and (2) $175,000,000.

                           "Fixed Charge Coverage Ratio" shall mean, with
                  respect to any Person for any period, the ratio, determined on a consolidated basis in accordance with GAAP where applicable, of;

                                    (a)      The remainder of (i) EBITDA of such
                           Person and its Subsidiaries for such period, minus
                           (ii) fifty percent (50%) of all Capital Expenditures of such Person and its Subsidiaries for such period;

                                       to

                                    (b)      All Interest Expenses of such
                           Person and its Subsidiaries for such period;

                  Provided, however, that, in calculating the Fixed Charge Coverage Ratio of Borrower for the consecutive four-quarter periods ending on March 31, 1996, June 30, 1996 and September 29, 1996 for purposes of clause (i) of Subparagraph 5.02(m), the amount calculated under clause (a) above for each such period shall be increased by an amount equal to the lesser of
                  (A) the MKE Restructuring Charges and (B) $175,000,000.

                  (b) Paragraph 1.01 is further amended by adding thereto, in the appropriate alphabetical order, the following definitions to read in their entirety as follows:

                           "MKE Restructuring Charges" shall mean the charges
                  incurred by Borrower in the quarter ending March 31, 1996 in connection with the subcontracting by Borrower to MKE of the manufacture of high capacity disk drives.

                           "Subordinated Debt Limit" shall mean, as of any date
                  of determination, the sum of the following:

                                    (a)      $600,000,000; and

                                    (b)      Fifty percent (50%) of the sum of
                           Borrower's consolidated quarterly net income
                           (ignoring any quarterly losses) for each quarter after March 31, 1996 through and including the quarter ending immediately prior to the determination date.

                  (c)      Subparagraph 5.02(a) is amended by changing clauses
         (iii), (viii) and (xvii) thereof and the proviso after clause (xviii) thereof to read in their entirety as follows:

                           (iii)    Indebtedness under:

                                    (A)      Loans and Capital Leases incurred
                           by Borrower or any of its Subsidiaries to finance real property, fixtures or equipment acquired by such Person not more than forty-five (45) days prior to such loans and Capital Leases, provided that (1) in each case, such Indebtedness does not exceed the purchase price of the property so financed and (2) the aggregate amount of such Indebtedness outstanding under this clause (A) at any time does not exceed $40,000,000; and

                                    (B)      Loans and Capital Leases incurred
                           by Borrower or any of its Subsidiaries to finance equipment acquired by such Person more than forty-five (45) days prior to such loans and Capital Leases, provided that (1) in each case, such Indebtedness equals or exceeds the net book value of the equipment so financed and (2) the aggregate amount of such Indebtedness outstanding under this clause (B) at any time does not exceed $40,000,000;

                           (viii) Indebtedness of Borrower to MKE, provided that (A) such Indebtedness is subordinated to the Obligations on terms and conditions no less favorable to the Agents and Banks than those set forth on Exhibit R or as otherwise approved by the Required Banks; (B) the Net Proceeds of such Indebtedness are applied to prepay the Term Loans to the extent required by Subparagraph 2.05(c); and (C) the aggregate principal amount of all Subordinated Debt of Borrower (including MKE Subordinated Debt) outstanding at any time does not exceed the Subordinated Debt Limit at such time;

                           (xvii) Indebtedness of Borrower (other than MKE Subordinated Debt) which is subordinated to the Obligations, provided that (A) the payment terms, interest rate, subordination provisions and other terms of such Indebtedness are approved by the Required Banks; (B) the Net Proceeds of such Indebtedness are applied to prepay the Term Loans to the extent required by Subparagraph 2.05(c); and (C) the aggregate principal amount of all Subordinated Debt of Borrower (including MKE Subordinated Debt) outstanding at any time does not exceed the Subordinated Debt Limit at such time; and

                  Provided, however, that:

                           (1) The aggregate amount of Indebtedness outstanding under clauses (iii)(A), (iii)(B) and (xviii) above at any time does not exceed $80,000,000; and

                           (2) Notwithstanding the Permitted Indebtedness set forth in clauses (i)-(xviii) above, Quantum Holdings shall not create, incur, assume or permit to exist any Indebtedness, any Guaranty Obligations or any other material liabilities except for Indebtedness of Quantum Holdings to Borrower or any of Borrower's other Subsidiaries to the extent permitted by clause (xv) above.

                  (d)      Subparagraph 5.02(b) is amended by changing clause
         (vii) thereof to read in its entirety as follows:

                           (vii)    Liens securing Indebtedness which
                  constitutes Permitted Indebtedness under clause (iii) of Subparagraph 5.02(a) provided that, (A) in each case under clause (A) thereof, such Lien covers only those assets, the acquisition of which was financed by such Permitted Indebtedness, (B) in each case under clause (B) thereof, such Lien covers only the equipment which was financed by such Permitted Indebtedness, and (C) in each case under both clauses (A) and (B) thereof, such Lien secures only such Permitted Indebtedness;

                  (e) Subparagraph 5.02(b) is further amended by adding thereto, immediately following clause (xvi) thereof, a new sentence to read in its entirety as follows:

                  If Borrower finances any equipment through a secured loan permitted by clause (iii)(A) or (iii)(B) of Subparagraph 5.02(a) and clause (vii) of this Subparagraph 5.02(b), Administrative Agent shall execute such reasonable subordination, intercreditor and other agreements as Borrower may request to subordinate the security interest of Administrative

                  Agent in the financed equipment to the security interest of the new lender in such equipment.

                  (f)      Subparagraph 5.02(c) is amended by changing clause
         (ix) thereof to read in its entirety as follows:

                           (ix) Sales by Borrower and its Subsidiaries of equipment or the property covered by the Borrower Mortgage in sale and leaseback transactions, provided that, in the case of equipment, such equipment is leased back by Borrower or its Subsidiary, as the case may be, in a Capital Lease permitted by clause (iii) of Subparagraph 5.02(a);

                  (g) Subparagraph 5.02(c) is further amended by (i) changing the designation of clause (x) thereof to clause (xi) and (ii) adding, immediately following clause (ix), a new clause (x) to read in its entirety as follows:

                           (x) Sales, leases, transfers and other disposals by Borrower and its Subsidiaries of assets and property in connection with the subcontracting by Borrower to MKE of the manufacture of high capacity disk drives, provided that all charges relating to such sales, leases, transfers and disposals are taken in the quarter ending March 31, 1996; and

                  (h) Subparagraph 5.02(g) is amended to read in its entirety as follows:

                           (g) Capital Expenditures. Borrower and its Subsidiaries shall not pay or incur (without duplication) in any of the periods set forth below Capital Expenditures in an aggregate amount which exceeds the amount set forth opposite such period below (plus, during the first sixty (60) days of any such period, any portion of such permitted amounts of Capital Expenditures not paid or incurred during the immediately preceding period):

                           Closing Date -
                                    March 31, 1995.......................  $100,000,000;

                           April 1, 1995 -
                                    March 31, 1996.......................  $225,000,000;

                           April 1, 1996 -
                                    March 31, 1997.......................  $175,000,000;

                           April 1, 1997 -
                                    March 31, 1998.......................  $175,000,000;

                           April 1, 1998 -
                                    Revolving Loan Maturity Date.........  $ 87,500,000.

                  (i) Subparagraph 5.02(i) is amended by adding thereto, immediately following clause (iii)(b) thereof, a new sentence to read in its entirety as follows:

                  Borrower shall not cause or permit the holders of any of its obligations, except the holders of its Obligations under the Credit Documents and its obligations under the Sumitomo LC Agreement (and its obligations under any refinancings of either upon the termination and repayment thereof), to have the right to block payments under any of its Subordinated Debt upon the occurrence of a non-payment default in connection with such obligations. (Without limiting the generality of the preceding sentence, Borrower shall not cause or permit any of its obligations, except the obligations specifically excepted in such sentence, to constitute "Designated Senior Indebtedness" under the Indenture governing the convertible subordinated debt which Borrower proposes to issue in the quarter ending March 31, 1996.)

                  (j)      Subparagraph 5.02(m) is amended by changing clauses
         (iii), (iv), (v) and (vi) thereof to read in their entirety as follows:

                           (iii) Borrower shall not permit its Net Worth on any date of determination (such date to be referred to herein as a "determination date") which occurs after March 31, 1996 (such date to be referred to herein as the "base date") to be less than the sum on such determination date of the following:

                                    (A)      Ninety-five percent (95%) of
                           Borrower's Net Worth on the base date;

                                    (B)      Seventy-five percent (75%) of the
                           sum of Borrower's consolidated quarterly net income (ignoring any quarterly losses) for each quarter after the base date through and including the quarter ending immediately prior to the determination date;

                                    (C)      One hundred percent (100%) of the
                           Net Proceeds of all Equity Securities issued by Borrower and its Subsidiaries (excluding any issuance where the total proceeds are less than $10,000,000) during the period commencing on the base date and ending on the determination date; and

                                    (D)      One hundred percent (100%) of the
                           Net Proceeds derived from the conversion of the Convertible Subordinated Debentures.

                           (iv) Borrower shall not permit its Leverage Ratio during any period set forth below to be more than the ratio set forth opposite such period below:

                                    From the Closing Date to
                                            March 30, 1996 .................  1.35;

                                    Thereafter..............................  1.10.

                           (v) Borrower shall not permit (A) its EBIT for more than two quarters in any consecutive four-quarter period to be losses or (B) its cumulative EBIT quarterly losses (ignoring any EBIT quarterly profits) for any consecutive four-quarter period to exceed $25,000,000; provided, however, that, for the purposes of clause (B) of this sentence only, any quarterly loss for the quarter ending March 31, 1996 shall be ignored.

                           (vi) Borrower shall not permit its Quick Ratio during any period set forth below to be less than the ratio set forth opposite such period below:

                                    From the Closing Date to
                                            March 30, 1996 ................  0.85;

                                    Thereafter.............................  1.10.

                  (k) Subparagraph 6.01((e) is amended to read in its entirety as follows:

                           (e)      (i) Borrower or any of Borrower's
                  Subsidiaries (A) shall fail to make a payment or payments in an aggregate amount of $1,000,000 or more when due under the terms of any bond, debenture, note or other evidence of indebtedness to be paid by such Person (excluding this Agreement and the other Credit Documents or any intercompany Indebtedness between Borrower and any of its Subsidiaries, but including any other evidence of indebtedness of Borrower or any of its Subsidiaries to any Bank) and such failure shall continue beyond any period of grace provided with respect thereto, or (B) shall fail to make any other payment or payments when due under or otherwise default in the observance or performance of any other agreement, term or condition contained in any such bond, debenture, note or other evidence of indebtedness, and the effect of such failure or default is to cause, or permit the holder or holders thereof to cause, indebtedness in an aggregate amount of $5,000,000 or more to become due prior to its stated date of maturity; (ii) there shall occur or exist any other event or condition which causes, or permits the holder or holders of such indebtedness to cause, indebtedness in an aggregate amount of $5,000,000 or more to become due prior to its stated date of maturity (whether through holder puts, mandatory redemptions or prepayments or otherwise); or (iii) the beneficiaries of any letters of credit issued under the Sumitomo LC

                  Agreement shall make a drawing or drawings under such letters of credit, Borrower or any of its Subsidiaries shall provide cash collateral or any other security for Borrower's obligations under the Sumitomo LC Agreement, any of the Sumitomo LC Banks or any agent therefor shall demand any such cash collateral or other security or any event of default shall occur under the Sumitomo LC Agreement; or

         3. WAIVER. The Banks hereby waive any Event of Default under Subparagraph 6.01(b) of the Credit Agreement arising from Borrower's failure to observe the Leverage Ratio requirement set forth in clause (iv) of Subparagraph 5.02(m) of the Credit Agreement during the quarter ending December 31, 1995.

         4. REPRESENTATIONS AND WARRANTIES. Borrower hereby represents and warrants to the Banks and the Agents that the following are true and correct on the date of this Amendment and that, after giving effect to the amendments set forth in paragraph 2 above and the waiver set forth in paragraph 3 above, the following also will be true and correct on the Effective Date (as defined below):

                  (a) The representations and warranties of Borrower and its Subsidiaries set forth in Paragraph 4.01 of the Credit Agreement and in the other Credit Documents are true and correct in all material respects as if made on such date (except for representations and warranties expressly made as of a specified date, which shall be true and correct as of such date);

                  (b) No Default or Event of Default has occurred and is continuing; and

                  (c) Each of the Credit Documents is in full force and effect.

(Without limiting the scope of the term "Credit Documents," Borrower expressly acknowledges in making the representations and warranties set forth in this paragraph 4 that, on and after the date hereof, such term includes this Amendment.)

         5. AMENDMENT FEE. Borrower shall pay to Administrative Agent, for the ratable benefit of the Banks in accordance with their respective Proportionate Shares on the Effective Date (as defined below), a nonrefundable amendment fee (the "Amendment Fee") equal to one-half of one percent (0.50%) of the sum of the Total Revolving Loan Commitment and the total Term Loans outstanding on the Effective Date, with one-fourth of the Amendment Fee to be payable on or prior to the Effective Date and the balance to be payable on or prior to March 31, 1996;

provided, however, that Borrower shall not be obligated to pay the portion of the Amendment Fee payable on March 31, 1996 if, between the date of this Amendment and March 31, 1996, Borrower (a) receives aggregate Net Proceeds of $200,000,000 or more from Subordinated Debt or Equity Securities issued or sold by Borrower in accordance with the Credit Agreement and (b) prepays the Term Loans from such Net Proceeds to the extent required by the Credit Agreement.

         6. EFFECTIVE DATE. The amendments effected by paragraph 2 above and the waiver set forth in paragraph 3 above shall become effective on January 29, 1996 (such date, if the conditions set forth in this paragraph are satisfied, to be referred to herein as the "Effective Date"), subject to receipt by Administrative Agent and the Banks on or prior to the Effective Date of the following, each in form and substance satisfactory to Administrative Agent, the Required Banks and their respective counsel:

                  (a) This Amendment duly executed by Borrower and the Required Banks;

                  (b) A letter in the form of Exhibit A hereto, dated the Effective Date and duly executed by Quantum Europe and Quantum Holdings;

                  (c) A Certificate of the Secretary of Borrower, dated the Effective Date, certifying that the Certificate of Incorporation, Bylaws and Board resolutions of Borrower, in the forms delivered to Agent on the Effective Date, are in full force and effect and have not been amended, supplemented, revoked or repealed since such date;

                  (d) A favorable written opinion of Cooley, Godward, Castro, Huddleson & Tatum, counsel to Borrower, dated the Effective Date, addressed to the Administrative Agent for the benefit of the Agents and the Banks, covering such legal matters as Agents may reasonably request and otherwise in form and substance satisfactory to the Agents;

                  (e) The portion of the Amendment Fee payable on or prior to the Effective Date; and

                  (f) Such other evidence as any Agent or any Bank may reasonably request to establish the accuracy and completeness of the representations and warranties and the compliance with the terms and conditions contained in this Amendment and the other Credit Documents.

         7. EFFECT OF THIS AMENDMENT. On and after the Effective Date, each reference in the Credit Agreement and the other Credit Documents to the Credit Agreement shall mean the Credit Agreement as amended hereby. Except as specifically amended above, (a) the Credit Agreement and the other Credit Documents shall remain in full force and effect and are hereby ratified and confirmed and (b) the execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power, or remedy of any Bank or Agent, nor constitute a waiver of any provision of the Credit Agreement or any other Credit Document.

         8. EXPENSES. Pursuant to Paragraph 8.02 of the Credit Agreement, Borrower shall pay to Agents all reasonable Attorney Costs and other reasonable fees and expenses payable to third parties incurred by Agents in connection with the preparation, negotiation, execution and delivery of this Amendment and the additional Credit Documents.

         9.       MISCELLANEOUS.

                  (a) Counterparts. This Amendment may be executed in any number of identical counterparts, any set of which signed by all the parties hereto shall be deemed to constitute a complete, executed original for all purposes.

                  (b) Headings. Headings in this Amendment are for convenience of reference only and are not part of the substance hereof.

                  (c) Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of California without reference to conflicts of law rules.

                  [The next page is the first signature page.]

         IN WITNESS WHEREOF, Borrower, the Banks and Agents have caused this Amendment to be executed as of the day and year first above written.

BORROWER:                                    QUANTUM CORPORATION

                                             By:/s/Joseph T. Rodgers
                                                --------------------------------
                                                Name: Joseph T. Rodgers
                                                     ---------------------------
                                                Title: Executive Vice President,
                                                      --------------------------
                                                       Finance and Secretary
                                                      --------------------------


MANAGING AGENTS:                             ABN AMRO BANK N.V., San Francisco
                                             International Branch,
                                             As a Managing Agent
                                             By: ABN AMRO North America, Inc.,
                                                 as agent

                                             By:/s/Robin S. Yim
                                                --------------------------------
                                                Name: Robin S. Yim
                                                     ---------------------------
                                                Title: VP & Director
                                                      --------------------------


                                             By:/s/Robert N. Hartinger
                                                --------------------------------
                                                Name: Robert N. Hartinger
                                                     ---------------------------
                                                Title: GVP & Director
                                                      --------------------------


                                             BARCLAYS BANK PLC,
                                             As a Managing Agent


                                             By:/s/James Tan
                                                --------------------------------
                                                Name: James Tan
                                                     ---------------------------
                                                Title: Associate Director
                                                      --------------------------


                                             CIBC INC.,
                                             As a Managing Agent


                                             By: SAKAI
                                                --------------------------------
                                                Name: SAKAI
                                                     ---------------------------
                                                Title: Vice President
                                                      --------------------------

ADMINISTRATIVE AGENT:                        CANADIAN IMPERIAL BANK OF COMMERCE,
                                             As Administrative Agent


                                             By: SAKAI
                                                --------------------------------
                                                Name: SAKAI
                                                     ---------------------------
                                                Title: Director
                                                      --------------------------


BANKS:                                       ABN AMRO BANK N.V., San Francisco
                                             International Branch,
                                             As a Bank
                                             By: ABN AMRO North America, Inc.,
                                                 as agent

                                             By:/s/Robin S. Yim
                                                --------------------------------
                                                Name: Robin S. Yim
                                                     ---------------------------
                                                Title: VP & Director
                                                      --------------------------


                                             By:/s/Robert N. Hartinger
                                                --------------------------------
                                                Name: Robert N. Hartinger
                                                     ---------------------------
                                                Title: GVP & Director
                                                      --------------------------


                                             BARCLAYS BANK PLC,
                                             As a Bank


                                             By:/s/James Tan
                                                --------------------------------
                                                Name: James Tan
                                                     ---------------------------
                                                Title: Associate Director
                                                      --------------------------


                                             CIBC INC.,
                                             As a Bank


                                             By: SAKAI
                                                --------------------------------
                                                Name: SAKAI
                                                     ---------------------------
                                                Title: Director
                                                      --------------------------

                                          BANK OF AMERICA NATIONAL TRUST &
                                          SAVINGS ASSOCIATION,
                                          As a co-agent and as a Bank


                                          By:/s/Kevin McMahon
                                             -----------------------------------
                                             Name: Kevin McMahon
                                                  ------------------------------
                                             Title: Vice President
                                                   -----------------------------


                                          CHEMICAL BANK,
                                          As a co-agent and as a Bank


                                          By:/s/Ann B. Kerns
                                             -----------------------------------
                                             Name: Ann B. Kerns
                                                  ------------------------------
                                             Title: Vice President
                                                   -----------------------------


                                          THE FIRST NATIONAL BANK OF BOSTON,
                                          As a co-agent and as a Bank


                                          By:/s/Elizabeth C. Everett
                                             -----------------------------------
                                             Name: Elizabeth C. Everett
                                                  ------------------------------
                                             Title: Vice President
                                                   -----------------------------


                                          THE INDUSTRIAL BANK OF JAPAN,
                                          LIMITED,
                                          As a co-agent and as a Bank


                                          By:/s/Makoto Masuda
                                             -----------------------------------
                                             Name: Makoto Masuda
                                                  ------------------------------
                                             Title: Joint General Manager
                                                   -----------------------------


                                          THE BANK OF NOVA SCOTIA,
                                          As a Bank


                                          By:/s/Chris Johnson
                                             -----------------------------------
                                             Name: Chris Johnson
                                                  ------------------------------
                                             Title: Sr. Relationship Manager
                                                   -----------------------------

                                          FLEET BANK OF MASSACHUSETTS, N.A.,
                                          As a Bank


                                          By:/s/Thomas W. Davies
                                             -----------------------------------
                                             Name: Thomas W. Davies
                                                  ------------------------------
                                             Title: Vice President
                                                   -----------------------------

                                          THE LONG-TERM CREDIT BANK OF JAPAN,
                                          LTD.,
                                          As a Bank


                                          By:/s/Motokazu Uematsu
                                             -----------------------------------
                                             Name: Motokazu Uematsu
                                                  ------------------------------
                                             Title: Deputy General Manager
                                                   -----------------------------


                                          THE NIPPON CREDIT BANK, LTD.,
                                          As a Bank


                                          By:/s/Kenneth W. McNerney
                                             -----------------------------------
                                             Name: Kenneth W. McNerney
                                                  ------------------------------
                                             Title: VP & Sr. Mgr.
                                                   -----------------------------


                                          By:/s/Masaki Iwataki
                                             -----------------------------------
                                             Name: Masaki Iwataki
                                                  ------------------------------
                                             Title: VP & Mgr.
                                                   -----------------------------


                                          SANWA BANK CALIFORNIA,
                                          As a Bank


                                          By:/s/Robert R. Shutt
                                             -----------------------------------
                                             Name: Robert R. Shutt
                                                  ------------------------------
                                             Title: Vice President
                                                   -----------------------------

                                          Fleet National Bank of Massachusetts,
                                             formerly known as
                                          SHAWMUT BANK, N.A.,
                                          As a Bank


                                          By:/s/Thomas W. Davies
                                             -----------------------------------
                                             Name: Thomas W. Davies
                                                  ------------------------------
                                             Title: Vice President
                                                   -----------------------------

                                         THE SUMITOMO BANK, LIMITED,
                                         As a Bank


                                          By:/s/Yuji Harada
                                             -----------------------------------
                                             Name: Yuji Harada
                                                  ------------------------------
                                             Title: General Manager
                                                   -----------------------------


                                          By:/s/Herman White Jr.
                                             -----------------------------------
                                             Name: Herman White Jr.
                                                  ------------------------------
                                             Title: Vice President
                                                   -----------------------------

                                          UNION BANK,
                                          As a Bank


                                          By:/s/John P. Baier
                                             -----------------------------------
                                             Name: John P. Baier
                                                  ------------------------------
                                             Title: Vice President
                                                   -----------------------------


                                          THE FUJI BANK, LIMITED,
                                          As a Bank


                                          By:/s/Kazuo Kamio
                                             -----------------------------------
                                             Name: Kazuo Kamio
                                                  ------------------------------
                                             Title: General Manager
                                                   -----------------------------